Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (the “Agreement”) is made and entered into as of this 30 day of May, 2013, by and among Alvarion Ltd., a company organized under the laws of the State of Israel (the “Company”), and YA Global Master SPV Ltd., a Cayman Islands exempt limited company (together with any Affiliate or permitted transferee thereof who is a subsequent holder of any Warrants or Registrable Securities (as such terms are defined herein), the “Investor”).  Capitalized terms used herein have the respective meanings ascribed thereto in that certain Securities Purchase Agreement, dated as of May 29, 2013, by and among the Company and the Investor (the “Purchase Agreement”), unless otherwise defined herein.

The parties hereby agree as follows:

1.      Certain Definitions.

As used in this Agreement, the following terms shall have the following meanings:

“Make-Whole Shares Effectiveness Deadline” means, with respect to the Registration Statement required to be filed to cover the resale by Investor of Make-Whole Shares, the earlier of (i) five (5) Business Days after the SEC shall have informed the Company that no review of the Registration Statement will be made or that the SEC has no further comments on the Registration Statement or (ii) (a) in the event that the Registration Statement is not subject to review by the SEC, the 45th calendar day after the Make-Whole Shares Filing Deadline and (b) in the event that the Registration Statement is subject to review by the SEC, the 60th calendar day after the Make-Whole Shares Filing Deadline; provided, however, that if the Make-Whole Shares Effectiveness Deadline falls on a Saturday, Sunday or other day that the SEC is closed for business, the Make-Whole Shares Effectiveness Deadline shall be extended to the next Business Day on which the SEC is open for business.

“Ordinary Shares” means the Company’s ordinary shares, par value NIS 0.1 per share, and any securities into which such shares may hereinafter be reclassified.

“Effectiveness Deadline” means, with respect to the Registration Statement required to be filed to cover the resale by Investor of the Registrable Securities, the earlier of: (i) (a) in the event that the Registration Statement is not subject to review by the SEC, the 35th calendar day following the Closing Date and (b) in the event that the Registration Statement is subject to review by the SEC, the 60th calendar day following the date of receipt by the Company of the SEC’s first round of comments, and (ii) the fifth (5th) Business Day following the date on which the Company is notified by the SEC that the Registration Statement will not be reviewed or is no longer subject to further review and comments and the effectiveness of the Registration Statement may be accelerated; provided, however, that if the Effectiveness Deadline falls on a Saturday, Sunday or other day that the SEC is closed for business, the Effectiveness Deadline shall be extended to the next Business Day on which the SEC is open for business.

“Filing Deadline” means, with respect to the Registration Statement required to be filed pursuant to Section 2(a)(i), the 15th calendar day following the Closing Date (provided that the Investor provides to the Company, within five calendar days following the Closing Date, all information about the Investor required to be included in or otherwise for preparation for filing of, such Registration Statement), provided, however, that if the Filing Deadline falls on a Saturday, Sunday or other day that the SEC is closed for business, the Filing Deadline shall be extended to the next Business Day on which the SEC is open for business.

“Prospectus” means (i) the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference or deemed to be incorporated by reference in such prospectus, and (ii) any “free writing prospectus” as defined in Rule 405 under the 1933 Act.

“Register,” “registered” and “registration” refer to a registration made by preparing and filing a Registration Statement or similar document in compliance with the 1933 Act (as defined below), and the declaration or ordering of effectiveness of such Registration Statement or document by the SEC.

“Registrable Securities” means (i) the Shares, (ii) the Make-Whole Shares, (iii) the  Warrant Shares and (iv) any other securities issued or issuable with respect to or in exchange for any of the securities referred to in clauses (i) through (iv), whether by merger, charter amendment or otherwise; provided that (X) a security shall cease to be a Registrable Security (and the Company shall not be required to maintain the effectiveness of any, or file another, Registration Statement with respect thereto) upon (A) the sale thereof pursuant to a Registration Statement or Rule 144 under the 1933 Act or (B) such security becoming eligible for sale without restriction by the Investor pursuant to Rule 144, as reasonably determined by the Company, and in such case the Company shall not be required to maintain the effectiveness of any, or file another, Registration Statement with respect thereto.

“Registration Statement” means any registration statement of the Company filed under the 1933 Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

“Rule 144” means Rule 144 promulgated by the SEC under the 1933 Act, as such rule may be amended from time to time, or any successor rule.

“SEC” means the U.S. Securities and Exchange Commission or any successor thereto.

“Shares” means the Ordinary Shares issued pursuant to the Purchase Agreement.

“1933 Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“1934 Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Warrant” means, the warrant to purchase shares of Ordinary Shares issued to the Investor pursuant to the Purchase Agreement, the form of which is attached to the Purchase Agreement as Exhibit A.

“Warrant Shares” means the shares of Ordinary Shares issuable upon the exercise of the Warrant.

2.      Registration.

(a)       Registration Statements.

(i)           On or prior to the Filing Deadline, the Company shall prepare and file with the SEC one Registration Statement on Form F-3 (or, if Form F-3 is not then available to the Company, on such form of registration statement as is then available to effect a registration for resale of the Registrable Securities), covering the resale of all of the Registrable Securities as then calculable and for the registration of the offering of up to an additional $500,000 of Ordinary Shares for issuance of Make-Whole Shares.  Subject to any SEC comments, such Registration Statement shall include the plan of distribution attached hereto as Exhibit A; provided that the Investor shall not be named as an “underwriter” in the Registration Statement without the Investor’s prior written consent.  Such Registration Statement also shall cover, to the extent allowable under the 1933 Act (including Rule 416), such indeterminate number of additional Ordinary Shares resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities.  Such Registration Statement shall not include any Ordinary Shares or other securities for the account of any other holder without the prior written consent of the Investor.  The Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided in accordance with Section 3(c) to the Investor and its counsel prior to its filing or other submission, and the Investor and its counsel shall provide any comments they might have to the Registration Statement promptly thereafter.

(ii)           Additional Registrable Securities.  Upon the final determination of the number of Make-Whole Shares pursuant to the Purchase Agreement , the Company shall prepare and file with the SEC a Registration Statements on Form F-3 or amend the Registration Statement filed pursuant to clause (i) above, subject to applicable law (or, if Form F-3 is not then available to the Company, on such form of registration statement as is then available to effect a registration for resale of the Make-Whole Shares) covering the resale of the Make-Whole Shares, but only to the extent the Make-Whole Shares are not at the time covered by an effective Registration Statement.  Subject to any SEC comments, such Registration Statement shall include the plan of distribution attached hereto as Exhibit A; provided, however, that no Investor shall be named as an “underwriter” in the Registration Statement without the Investor’s prior written consent.  Such Registration Statement also shall cover, to the extent allowable under the 1933 Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional Ordinary Shares resulting from stock splits, stock dividends or similar transactions with respect to the Make-Whole Shares.  Such Registration Statement shall not include any Ordinary Shares or other securities for the account of any other holder without the prior written consent of the Investor.  The Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided in accordance with Section 3(c) to the Investor and its counsel prior to its filing or other submission.  If a Registration Statement covering the Make-Whole Shares is required to be filed under this Section 2(a)(ii) and is not filed with the SEC within twenty (20) Business Days after final determination of the number of Make-Whole Shares pursuant to the Purchase Agreement (the “Make-Whole Shares Filing Deadline”), the Company will make pro rata payments to the Investor, as liquidated damages and not as a penalty, in an amount equal to 1.5% of the aggregate amount invested by the Investor attributable to such Make-Whole Shares for each such 30-day period or pro rata for any portion thereof following the Make-Whole Shares Filing Deadline for which no Registration Statement is filed with respect to the Make-Whole Shares.  Such payments shall constitute the Investor’s exclusive monetary remedy for such events, but shall not affect the right of the Investor to seek injunctive relief.  Such payments shall be made to the Investor in cash no later than three (3) Business Days after the end of each 30-day period.  Notwithstanding anything herein or in the Purchase Agreement to the contrary, (i) in no event shall the aggregate liquidated damages payable pursuant to this Agreement exceed in the aggregate ten percent (10%) of the aggregate purchase price of the Shares paid by the Investor pursuant to the Purchase Agreement.

(b)        Expenses.  The Company will pay all expenses associated with each registration, including filing and printing fees, the Company’s counsel and accounting fees and expenses, costs associated with clearing the Registrable Securities for sale under applicable state securities laws and listing fees but excluding discounts, commissions, fees of underwriters, selling brokers, dealer managers or similar securities industry professionals appointed by or on behalf of the Investor, or with respect to the Registrable Securities being sold. The Company shall not be responsible for any costs incurred by the Investor in connection with the transaction contemplated hereunder, including but not limited to fees and expenses of counsel.

(c)        Effectiveness.

(i)           The Company shall use commercially reasonable efforts to have the Registration Statement filed pursuant to Section 2(a)(i) declared effective as soon as practicable.  The Company shall notify the Investor by facsimile or e-mail as promptly as practicable, and in any event, within twenty-four (24) hours, after any Registration Statement is declared effective and shall simultaneously provide the Investor with copies of any related Prospectus to be used in connection with the sale or other disposition of the securities covered thereby.  If (A) a Registration Statement covering the Registrable Securities (other than the Make-Whole Shares) is not declared effective by the SEC prior to the Effectiveness Deadline or (B) after a Registration Statement has been declared effective by the SEC, such Registration Statement for any reason ceases to remain continuously effective as to the Registrable Securities (other than the Make-Whole Shares), or the Investor is prohibited from selling such Registrable Securities by reason of a stop order, then the Company will make pro rata payments to the Investor, as liquidated damages and not as a penalty, in an amount equal to 1.5% of the aggregate amount invested by such Investor in the Registrable Shares (other than the Make-Whole Shares), for each 30-day period or pro rata for any portion thereof following the date by which such Registration Statement should have been effective (the “Blackout Period”), but excluding any Allowed Delay (as defined below) or the inability of the Investor to sell the Registrable Securities covered thereby due to market conditions.  Such payments shall constitute the Investor’s exclusive monetary remedy for such events, but shall not affect the right of the Investor to seek injunctive relief.  The amounts payable as liquidated damages pursuant to this paragraph shall be paid monthly within three (3) Business Days of the last day of each 30-day period following the commencement of the Blackout Period until the termination of the Blackout Period.  Such payments shall be made to the Investor in cash.  Notwithstanding anything herein or in the Purchase Agreement to the contrary, in no event shall the aggregate liquidated damages payable pursuant to this Agreement exceed in the aggregate ten percent (10%) of the aggregate purchase price of the Shares paid by the Investor pursuant to the Purchase Agreement.

(ii)           For not more than twenty (20) consecutive days and for a total of not more than forty-five (45) days in any twelve (12) month period, the Company may suspend the use of any Prospectus included in any Registration Statement contemplated by this Section 2 in the event that the Company determines in good faith that such suspension is necessary to (A) delay the disclosure of material non-public information concerning the Company, the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company or (B) amend or supplement the affected Registration Statement or the related Prospectus so that such Registration Statement or Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus in light of the circumstances under which they were made, not misleading (an “Allowed Delay”); provided, that the Company shall promptly (a) notify the Investor in writing of the commencement of and the reasons for an Allowed Delay, but shall not (without the prior written consent of the Investor) disclose to the Investor any material non-public information giving rise to an Allowed Delay, (b) advise the Investor in writing to cease all sales under the Registration Statement until the end of the Allowed Delay and (c) use commercially reasonable efforts to terminate the Allowed Delay as promptly as practicable.

(d)        Rule 415; Cutback  If at any time the SEC takes the position that the offering of some or all of the Registrable Securities in a Registration Statement is not eligible to be made on a delayed or continuous basis under the provisions of Rule 415 under the 1933 Act or requires the Investor to be named as an “underwriter”, the Company shall use its commercially reasonable efforts to persuade the SEC that the offering contemplated by the Registration Statement is a valid secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415 and that the Investor is not an “underwriter”.  The Investor shall have the right to participate or have its counsel participate in any meetings or discussions with the SEC regarding the SEC’s position and to comment or have its counsel comment on any written submission made to the SEC with respect thereto, in each case promptly after being informed by the Company of such meetings or discussions.  The costs of Investor's counsel with respect to such participation shall be borne solely by the Investor and the Company shall have no liability or obligation in respect thereof.  In making any written submission, the Company shall take account of all reasonable comments provided by the Investor and its counsel.  In the event that, despite the Company’s compliance with the terms of this Section 2(d), the SEC refuses to alter its position, the Company shall (i) remove from the Registration Statement such portion of the Registrable Securities (the “Cut Back Shares”) and/or (ii) use its commercially reasonable efforts to agree to such restrictions and limitations on the registration and resale of the Registrable Securities as the SEC may require to assure the Company’s compliance with the requirements of Rule 415 (collectively, the “SEC Restrictions”); provided, however, that the Company shall not agree to name the Investor as an “underwriter” in such Registration Statement without the prior written consent of such Investor.  Any cut-back imposed on the Investor pursuant to this Section 2(d) shall be applied first to any Warrant Shares, unless the SEC Restrictions otherwise require or provide or the Investor otherwise agrees.  No liquidated damages shall accrue as to any Cut Back Shares until such date as the Company is notified in writing by the SEC that it is able to effect the registration of such Cut Back Shares at such time in accordance with any SEC Restrictions (such date, the “Restriction Termination Date” of such Cut Back Shares).  From and after the Restriction Termination Date applicable to any Cut Back Shares, all of the provisions of this Section 2 (including the liquidated damages provisions) shall again be applicable to such Cut Back Shares; provided, however, that (i) the Filing Deadline for the Registration Statement including such Cut Back Shares shall be twenty (20) Business Days after such Restriction Termination Date, and (ii) the date by which the Company is required to obtain effectiveness with respect to such Cut Back Shares under Section 2(c) shall be the 90th day immediately after the Restriction Termination Date.

(e)        Selling Shareholder Questionnaires.  The Investor agrees to furnish to the Company a completed Questionnaire in the form attached to this Agreement as Exhibit B (a “Selling Shareholder Questionnaire”) not more than ten (10) Business Days following the date of this Agreement. The Investor acknowledges and agrees that the information in the Selling Shareholder Questionnaire will be used by the Company in the preparation of the Registration Statement and hereby consents to the inclusion of such information in the Registration Statement.

3.      Company Obligations.  The Company will use commercially reasonable efforts to effect the registration of the Registrable Securities in accordance with the terms hereof, and pursuant thereto the Company will, as expeditiously as possible:

(a)        use commercially reasonable efforts to cause such Registration Statement to become effective and to remain continuously effective for a period that will terminate upon the earlier of (i) the date on which all Registrable Securities covered by such Registration Statement as amended from time to time, have been sold, and (ii) the date on which all Registrable Securities covered by such Registration Statement may be sold without restriction pursuant to Rule 144 or otherwise (the “Effectiveness Period”) and advise the Investor in writing when the Effectiveness Period has expired;

(b)        prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement and the Prospectus as may be necessary to keep the Registration Statement effective for the Effectiveness Period (except as otherwise provided in Section 2(c)(ii)) and to comply with the provisions of the 1933 Act and the 1934 Act with respect to the distribution of all of the Registrable Securities covered thereby;

(c)        provide copies to and permit counsel designated by the Investor to review each Registration Statement and all amendments and supplements thereto no fewer than: (A) in the case of the initial Registration Statement, seven (7) days prior to their filing with the SEC, and (B) in the case of any subsequent Registration Statement or any amendment or supplement to a Registration Statement, three (3) days prior to their filing with the SEC.  The Company shall take account of all reasonable comments of the Investor and its counsel before filing any document relating to the Registration Statement with the SEC;

(d)        furnish to the Investor and its legal counsel (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company (but not later than two (2) Business Days after the filing date, receipt date or sending date, as the case may be) one (1) copy of any Registration Statement and any amendment thereto, each preliminary prospectus and Prospectus and each amendment or supplement thereto, and each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment), and (ii) one copy of a Prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as the Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by the Investor that are covered by the related Registration Statement;

(e)         use commercially reasonable efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness and, (ii) if such order is issued, obtain the withdrawal of any such order at the earliest practicable moment;

(f)         prior to any public offering of Registrable Securities, use commercially reasonable efforts to register or qualify or cooperate with the Investor and its counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions reasonably requested by the Investor and do any and all other commercially reasonable acts or things necessary or advisable to enable the distribution in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(f), (ii) subject itself to any taxation (or onerous filing or reporting obligation in respect of taxation) in any jurisdiction where it would not otherwise be so subject but for this Section 3(f), or (iii) file a general consent to service of process in any such jurisdiction;

(g)        use commercially reasonable efforts to cause all Registrable Securities covered by a Registration Statement to be listed on each securities exchange, interdealer quotation system or other market on which similar securities issued by the Company are then listed;

(h)        as soon as practicable, notify the Investor, at any time prior to the end of the Effectiveness Period, upon discovery that, or upon the happening of any event as a result of which, the Prospectus includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly prepare, file with the SEC and furnish to the Investor a supplement to or an amendment of such Prospectus as may be necessary so that such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(i)         otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC under the 1933 Act and the 1934 Act, including, without limitation, Rule 172 under the 1933 Act, file any final Prospectus, including any supplement or amendment thereof, with the SEC pursuant to Rule 424 under the 1933 Act, promptly inform the Investor in writing if, at any time during the Effectiveness Period, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, the Investor is required to deliver a Prospectus in connection with any disposition of Registrable Securities and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder; and make available to its security holders, as soon as reasonably practicable, but not later than the Availability Date (as defined below), an earnings statement covering a period of at least twelve (12) months, beginning after the effective date of each Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the 1933 Act, including Rule 158 promulgated thereunder (for the purpose of this Section 3(i), “Availability Date” means the 45th day following the end of the fourth fiscal quarter that includes the effective date of such Registration Statement, except that, if such fourth fiscal quarter is the last quarter of the Company’s fiscal year, “Availability Date” means the 90th day after the end of such fourth fiscal quarter); and

   (j)          With a view to making available to the Investor the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the SEC that may at any time permit the Investor to sell Ordinary Shares to the public without registration, the Company covenants and agrees to:  (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) six months after such date as all of the Registrable Securities may be sold without restriction by the holders thereof pursuant to Rule 144 or any other rule of similar effect or (B) such date as all of the Registrable Securities shall have been resold; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the 1934 Act; and (iii) furnish to the Investor upon request, as long as the Investor owns any Registrable Securities, (A) a written statement by the Company that it has complied with the reporting requirements of the 1934 Act, and (B) a copy of the Company’s most recent Annual Report on Form 20-F.

4.      Obligations of the Investor.

(a)        The Investor shall furnish in writing to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.  At least seven (7) Business Days prior to the first anticipated filing date of any Registration Statement, the Company shall notify the Investor of the information the Company requires from the Investor if the Investor elects to have any of the Registrable Securities included in the Registration Statement.  The Investor shall provide such information to the Company at least four (4) Business Days prior to the first anticipated filing date of such Registration Statement if the Investor elects to have any of the Registrable Securities included in the Registration Statement.

(b)        The Investor, by its acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless the Investor has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement.

(c)        The Investor agrees that, upon receipt of any notice from the Company of either (i) the commencement of an Allowed Delay pursuant to Section 2(c)(ii) or (ii) the happening of an event pursuant to Section 3(h) hereof, such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities, until the Investor is advised by the Company that such dispositions may again be made.

6.      Indemnification.

(a)        Indemnification by the Company.  To the fullest extent permitted by law, the Company will indemnify and hold harmless the Investor and its officers, directors, members, employees and agents, representatives, successors and assigns, and each other person, if any, who controls the Investor within the meaning of the 1933 Act (each an “Indemnified Person”), against any losses, claims, damages or liabilities to which it becomes subject under the 1933 Act, including, without limitation, court costs, reasonable attorneys’ fees, and costs of defense and investigation, amounts paid in settlement or expenses (collectively, “Claims”), insofar as such Claims arise out of or are based upon: (i) any untrue statement or alleged untrue statement or omission or alleged omission of any material fact contained in any Registration Statement, any preliminary Prospectus or final Prospectus, or any amendment or supplement thereof; (ii) any blue sky application or other document executed by the Company specifically for that purpose in any state or other jurisdiction in order to qualify any or all of the Registrable Securities under the securities laws thereof (any such application, document or information herein called a “Blue Sky Application”); (iii) the omission or alleged omission to state in a Blue Sky Application a material fact required to be stated therein or necessary to make the statements therein not misleading; (iv) any violation by the Company or its agents of any rule or regulation promulgated under the 1933 Act applicable to the Company or its agents and relating to action or inaction required of the Company in connection with such registration; or (v) any failure to register or qualify the Registrable Securities included in any such Registration Statement in any state where the Company or its agents has affirmatively undertaken or agreed in writing that the Company will undertake such registration or qualification on the Investor’s behalf and will reimburse the Investor, and each such officer, director or member and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by or on behalf of the Investor or any such controlling person in writing specifically for use in such Registration Statement or Prospectus unless the Company failed to update and correct such information after being notified in writing by the Investor.  The Company shall reimburse each Indemnified Person promptly as such expenses are incurred and due and payable, for any legal fees or other expenses incurred by them in connection with investigating or defending any Claim.

(b)        Indemnification by the Investor.  The Investor will indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, employees, shareholders and each person who controls the Company (within the meaning of the 1933 Act) against any losses, claims, damages, liabilities and expense (including reasonable attorney fees) resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in any Registration Statement or Prospectus or preliminary Prospectus or amendment or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent that such untrue statement or omission is contained in any information furnished in writing by the Investor to the Company specifically for inclusion in such Registration Statement or Prospectus or amendment or supplement thereto, unless the Company failed to update and correct such information after being notified in writing by the Investor.  In no event shall the liability of the Investor be greater in amount than the dollar amount of the proceeds (net of all expenses paid by the Investor in connection with any claim relating to this Section 6 and the amount of any damages the Investor has otherwise been required to pay by reason of such untrue statement or omission) received by the Investor upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation.

(c)        Conduct of Indemnification Proceedings.  Any person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (a) the indemnifying party has agreed in writing to pay such fees or expenses, or (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person or (c) in the reasonable judgment of any such person, based upon written advice of its counsel, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); and provided, further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation.  It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties.  No indemnifying party will, except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.  No indemnifying party will be liable to any indemnified party under this Agreement for any settlement by such indemnified party effected without the indemnifying party’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed.

(d)        Contribution.  If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations.  No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the 1933 Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation.  In no event shall the contribution obligation of a holder of Registrable Securities be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such holder in connection with any claim relating to this Section 6 and the amount of any damages such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.

7.      Miscellaneous.

(a)        Amendments and Waivers.  This Agreement may be amended only by a writing signed by the Company and the Investor.  The Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the Investor.

(b)        Notices.  All notices and other communications provided for or permitted hereunder shall be made as set forth in Section 10.4 of the Purchase Agreement.

(c)         Assignments and Transfers by Investor.  The provisions of this Agreement shall be binding upon and inure to the benefit of the Investor and its successors and assigns.  The Investor may transfer or assign, in whole or from time to time in part, to one or more persons its rights hereunder in connection with the transfer of Registrable Securities by the Investor to such person, provided that the Investor complies with all laws applicable thereto and provides written notice of assignment to the Company promptly after such assignment is effected.

(d)        Assignments and Transfers by the Company.  This Agreement may not be assigned by the Company (whether by operation of law or otherwise) without the prior written consent of the Investor, provided, however, that in the event that the Company is a party to a merger, consolidation, share exchange or similar business combination transaction in which the Ordinary Shares are converted into the equity securities of another Person, from and after the effective time of such transaction, such Person shall, by virtue of such transaction, be deemed to have assumed the obligations of the Company hereunder, the term “Company” shall be deemed to refer to such Person and the term “Registrable Securities” shall be deemed to include the securities received by the Investor in connection with such transaction unless such securities are otherwise freely tradable by the Investor after giving effect to such transaction.

(e)        Benefits of the Agreement.  The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties.  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(f)        Counterparts; Faxes.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  This Agreement may also be executed via facsimile, which shall be deemed an original.

(g)        Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(h)        Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.  To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provisions hereof prohibited or unenforceable in any respect.

(i)         Further Assurances.  The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

(j)         Entire Agreement.  This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein.  This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

(k)           Governing Law; Consent to Jurisdiction.  This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Israel without regard to the choice of law principles thereof.  Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of Tel Aviv for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby.  Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement.  Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court.  Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

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SIGNATURE PAGES OF COMPANY TO FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.

ALVARION, LTD. By: /s/ Assaf Katan Name: Assaf Katan Title: CEO

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IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

YA Global Master SPV Ltd.

By:           Yorkville Advisors Global, LLC
Its:           Investment Manager

By:           Yorkville Advisors Global, LP
Its:           General Partner

By: /s/ Troy Rillo
Name: Troy Rillo
Title: Senior Managing Director

Exhibit A

Plan of Distribution

The selling shareholder, which as used herein includes donees, pledgees, transferees or other successors-in-interest selling shares of ordinary shares or interests in the ordinary shares received after the date of this prospectus from the selling shareholder as a gift, pledge, partnership distribution or other transfer, may, from time to time, sell, transfer or otherwise dispose of any or all of their ordinary shares or interests in ordinary shares on any United States stock exchange, market or other trading facility on which the shares are traded or in private transactions. These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices.

The selling shareholder may use any one or more of the following methods when disposing of shares or interests therein:

- ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

- block trades in which the broker-dealer will attempt to sell the shares as agent, but may position and resell a portion of the block as principal to facilitate the transaction;

- purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

- an exchange distribution in accordance with the rules of the applicable exchange;

- privately negotiated transactions;

- short sales effected after the date the registration statement of which this Prospectus is a part is declared effective by the SEC;

- through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

- broker-dealers may agree with the selling shareholder to sell a specified number of such shares at a stipulated price per share;

- a combination of any such methods of sale; and

- any other method permitted by applicable law.

The selling shareholder may, from time to time, pledge or grant a security interest in some or all of the ordinary shares owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the ordinary shares, from time to time, under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the 1933 Act amending the list of selling shareholder to include the pledgee, transferee or other successors in interest as selling shareholders under this prospectus.  The selling shareholder also may transfer the ordinary shares in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

In connection with the sale of our ordinary shares or interests therein, the selling shareholder may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the ordinary shares in the course of hedging the positions they assume.  The selling shareholder may also sell the ordinary shares short and deliver these securities to close out their short positions, or loan or pledge the ordinary shares to broker-dealers that in turn may sell these securities.  The selling shareholder may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The aggregate proceeds to the selling shareholder from the sale of the ordinary shares offered by it will be the purchase price of the ordinary shares less discounts or commissions, if any.  The selling shareholder reserves the right to accept and, together with its agents from time to time, to reject, in whole or in part, any proposed purchase of ordinary shares to be made directly or through agents.  We will not receive any of the proceeds from this offering. Upon any exercise of the warrants by payment of cash, however, we will receive the exercise price of the warrants.

The selling shareholder also may resell all or a portion of the shares in open market transactions in reliance upon Rule 144 under the 1933 Act or Regulation S under the Securities Act, provided that it meets the criteria and conforms to the requirements of that rule.

Any underwriters, broker-dealers or agents that participate in the sale of the ordinary shares or interests therein may be "underwriters" within the meaning of Section 2(11) of the 1933 Act.  Any discounts, commissions, concessions or profit they earn on any resale of the shares may be underwriting discounts and commissions under the 1933 Act.

To the extent required, our ordinary shares to be sold, the names of the selling shareholder, the respective purchase prices and public offering prices, the names of any agents, dealer or underwriter, any applicable commissions or discounts with respect to a particular offer will be set forth in an accompanying prospectus supplement or, if appropriate, a post-effective amendment to the registration statement that includes this prospectus.

In order to comply with the securities laws of some states, if applicable, the ordinary shares may be sold in these jurisdictions only through registered or licensed brokers or dealers.  In addition, in some states the ordinary shares may not be sold unless it has been registered or qualified for sale or an exemption from registration or qualification requirements is available and is complied with.

We have advised the selling shareholder that the anti-manipulation rules of Regulation M under the 1934 Act may apply to sales of shares in the market and to the activities of the selling shareholder and its affiliates.  In addition, to the extent applicable we will make copies of this prospectus (as it may be supplemented or amended from time to time) available to the selling shareholder for the purpose of satisfying the prospectus delivery requirements of the 1933 Act.  The selling shareholder may indemnify any broker-dealer that participates in transactions involving the sale of the shares against certain liabilities, including liabilities arising under the 1933 Act.

We have agreed to indemnify the selling shareholder against liabilities, including liabilities under the 1933 Act and state securities laws, relating to the registration of the shares offered by this prospectus.

We have agreed with the selling shareholder to keep the registration statement of which this prospectus constitutes a part effective until the earlier of (1) such time as all of the shares covered by this prospectus have been disposed of pursuant to and in accordance with the registration statement or (2) the date on which all of the shares may be sold without restriction pursuant to Rule 144 of the 1933 Act.

A - 2

Exhibit B

ALVARION LTD.

SELLING SHAREHOLDER NOTICE AND QUESTIONNAIRE

The undersigned holder of ordinary shares, par value NIS 0.1 per share, of Alvarion Ltd., a corporation organized under the laws of the State of Israel (the “Company”) and warrants to acquire ordinary shares issued pursuant to a certain Securities Purchase Agreement by and between the Company and the Investor named therein, dated as of May 29, 2013 (the “Agreement”), understands that the Company intends to file with the SEC a registration statement on Form F-3 or such other form available to register for resale those Registrable Securities (the “Resale Registration Statement”) for the registration and the resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities in accordance with the terms of the Agreement. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Agreement.

In order to sell or otherwise dispose of any Registrable Securities pursuant to the Resale Registration Statement, a holder of Registrable Securities generally will be required to be named as a selling shareholder in the related prospectus or a supplement thereto (as so supplemented, the “Prospectus”), deliver the Prospectus to purchasers of Registrable Securities and be bound by the provisions of the Agreement (including certain indemnification provisions, as described below).  Investor must complete and deliver this Notice and Questionnaire in order to be named as a selling shareholder in the Prospectus.

NOTICE

The undersigned holder (the “Selling Shareholder”) of Registrable Securities hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities owned by it and listed below in Item (3), unless otherwise specified in Item (3), pursuant to the Resale Registration Statement.  The undersigned, by signing and returning this Notice and Questionnaire, understands and agrees that it will be bound by the terms and conditions of this Notice and Questionnaire and the Agreement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

  QUESTIONNAIRE

1.            Name.

(a)	Full Legal Name of Selling Shareholder:

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:

(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

  2.           Address for Notices to Selling Shareholder:

Telephone: _____________________________________________________________________________________________________________________________________________________________________________________________________

Fax: ___________________________________________________________________________________________________________________________________________________________________________________________________________

Contact Person:  _________________________________________________________________________________________________________________________________________________________________________________________________

E-mail address of Contact Person: ___________________________________________________________________________________________________________________________

  3.           Beneficial Ownership of Registrable Securities Issuable Pursuant to the Purchase Agreement:

(a)	Type and Number of Registrable Securities beneficially owned and issued pursuant to the Agreement:

(b)	Number of Ordinary Shares to be registered pursuant to this Notice for resale:

  4.          Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes ☐    No  ☐

(b)	If “yes” to Section 4(a), did you receive your Registrable Securities as compensation for investment banking services to the Company?

Yes ☐   No ☐

Note:	If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)	Are you an affiliate of a broker-dealer?

Yes ☐                      No ☐

Note:	If yes, provide a narrative explanation below:

(c)
If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes ☐   No ☐

Note:	If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

5.             Beneficial Ownership of Other Securities of the Company Owned by the Selling Shareholder.

Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

(a)	Type and Amount of other securities beneficially owned:

6.             Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

7.             Plan of Distribution:

The undersigned has reviewed the form of Plan of Distribution attached as Annex A to the Registration Rights Agreement, and hereby confirms that, except as set forth below, the information contained therein regarding the undersigned and its plan of distribution is correct and complete.

State any exceptions here:

***********

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof and prior to the effective date of any applicable Resale Registration Statement. All notices hereunder and pursuant to the Agreement shall be made in writing, by hand delivery, confirmed or facsimile transmission, first-class mail or air courier guaranteeing overnight delivery at the address set forth below.  In the absence of any such notification, the Company shall be entitled to continue to rely on the accuracy of the information in this Notice and Questionnaire.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items (1) through (7) above and the inclusion of such information in the Resale Registration Statement and the Prospectus.  The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of any such Registration Statement and the related prospectus.

By returning this Questionnaire, the undersigned will be deemed to be aware of the foregoing interpretation.

I confirm that, to the best of my knowledge and belief, the foregoing statements (including without limitation the answers to this Questionnaire) are correct.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:	Beneficial Owner:
By: Name: Title:

PLEASE FAX A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

[_____________________] Tel: [______________] Fax: [______________] Email: [______________]